UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARMATA PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Step 1: Go to www.envisionreports.com/ARMP. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/ARMP Online Go to www.envisionreports.com/ARMP or scan the QR code — login details are located in the shaded bar below. The Sample Company Annual Shareholder Meeting Notice 034OSD + + Important Notice Regarding the Availability of Proxy Materials for the Armata Pharmaceuticals, Inc. 2019 Annual Shareholder Meeting to be Held on December 10, 2019 Under the U.S. Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before November 30, 2019 to facilitate timely delivery. 2 N O T

 Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on December 9, 2019. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/ARMP. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Armata Pharmaceuticals, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by November 30, 2019. Armata Pharmaceuticals, Inc.’s 2019 Annual Meeting of Shareholders will be held on December 10, 2019, at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292, at 11:00 a.m., local time. For directions to the annual meeting, please call (310) 665-2928. Proposals to be voted on at the meeting are listed below along with the recommendations of the Board of Directors. The Board of Directors recommends a vote FOR Proposal 1, FOR all of the nominees listed in Proposal 2, and FOR Proposal 3: 1. Approval of an amendment to our Amended and Restated Articles of Incorporation to declassify the Board of Directors and provide for annual election of directors, beginning at the 2019 Annual Meeting. 2. Election of Directors: To elect as directors the nominees listed below to serve until the 2020 Annual Meeting (or, in the event Proposal 1 does not pass, to elect the nominees listed as numbers 1 through 7, to serve a one-, two- or three-year term, based on director class). 01 - Richard J. Bastiani, Ph.D. 02 - Richard Bear 03 - H. Stewart Parker 04 - Todd R. Patrick 05 - Joseph M. Patti, Ph.D. 06 - Michael S. Perry, D.V.M., Ph.D. 07 - Todd C. Peterson, Ph.D. 08 - Jeremy Curnock Cook 3. Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Annual Shareholder Meeting Notice